SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 11, 2005

                         NMS Communications Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                    (State of Incorporation or Organization)

                   0-23282                         04-2814586
          (Commission File Number) (I.R.S. Employer Identification No.)

             100 Crossing Boulevard, Framingham, Massachusetts     01702
               (Address of Principal Executive Offices)         (Zip Code)


                                 (508) 271-1000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act
  (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

              ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective March 16, 2005, D'Anne Hurd will assume the position of Senior
Vice President, Finance; Chief Financial Officer; and Treasurer of NMS Communications, Inc. (the "Company"). A copy of the press release dated February 15, 2005 announcing the appointment of Ms. Hurd is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Ms. Hurd commenced employment with the Company as a financial consultant on January 31, 2005. Pursuant to a written offer of employment entered into as of January 28, 2005, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference, upon the completion of a satisfactory background check, Ms. Hurd would be eligible to assume the position of Senior Vice President, Finance; Chief Financial Officer; and Treasurer. The Company completed its background check on Friday, February 11, 2005, and Ms. Hurd will become the Senior Vice President, Finance; Chief Financial Officer and Treasurer on March 16, 2005. Ms. Hurd will receive annual base compensation of $225,000. She is eligible for an "on target bonus" of 50% of her annual base salary subject to the achievement of specific objectives. For the first year of her employment, 25% of her bonus is guaranteed. Ms. Hurd will receive an option to purchase 175,000 shares of the Company's common stock at an exercise price of $6.30 per share, which represents the closing price of the Company's common stock on the NASDAQ National Market on January 31, 2005, with 34% of the number of options vesting on the first anniversary of her commencement date and the remaining 66% vesting in equal quarterly increments through the third anniversary of the commencement date. Ms. Hurd is an employee-at-will. The agreement concerning these option shares between Ms. Hurd and the Company also provides for full acceleration of any unvested shares under the option grant in the event of termination other than for cause following certain change in control events. Ms. Hurd and the Company also entered into a severance protection agreement as of January 28, 2005, a copy of which is attached as
Exhibit 10.2 hereto and incorporated herein by reference, which becomes effective March 16, 2005 and provides for payment of her annual base compensation plus "on target bonus" in the event of termination by Ms. Hurd or other than for cause by the Company following certain change of control events.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective March 16, 2005, D'Anne Hurd will assume the position of Senior
Vice President, Finance; Chief Financial Officer; and Treasurer of the Company. Effective March 16, 2005, Ms. Hurd will serve as the Company's principal financial officer and as an executive officer reporting under Section 16(a) of the Securities Exchange Act of 1934.

Ms. Hurd served as Chief Financial Officer and General Counsel of Starbak Communications, Inc. and its predecessor company Vividon, Inc., a provider of streaming media products, from March 2001 to January 2004. She served as Chief Financial Officer and General Counsel for Navipath, Inc. from July 1999 to March 2001. She serves on the board of directors of Vaso Active Pharmaceuticals, Inc. (OTC: VAPH) and Data Translation, Inc. (OTC:DATX). Ms. Hurd is 54 years old.

Exhibits 10.1, 10.2 and 99.1 and the disclosure in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.




 ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                  (c) EXHIBITS.

                                     Exhibit
                                  Number Title
                                  ------ -----

10.1 Offer of Employment between NMS Communications, Inc. and D'Anne Hurd, dated January 28, 2005.

10.2 Severance Protection Agreement between NMS Communications, Inc. and D'Anne Hurd, dated January 28, 2005.

99.1     Press release issued NMS Communications Corporation on February 15,
         2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                       NMS COMMUNICATIONS CORPORATION

February 15, 2005          By:    /s/ ROBERT P. SCHECHTER
                              ==================================================
                              Name: Robert P. Schechter
                              Title: President, Chief Executive
                              Officer and Chairman of the Board of Directors

February 15, 2005          By:    /s/ WILLIAM B. GERRAUGHTY, JR.
                              ==================================================
                              Name: William B. Gerraughty, Jr.
                              Title: Senior Vice President of Finance,
                              Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit
Number    Description
-------   ----------------------------------------------------------------------


10.1 Offer of Employment between NMS Communications, Inc. and D'Anne Hurd dated January 31, 2005.

10.2 Severance Protection Agreement between NMS Communications, Inc. and D'Anne Hurd dated January 31, 2005

99.1     The Registrant's Press Release dated February 15, 2005.